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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) October 31, 2002

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of October 31, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-G).


                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-97873                  95-4596514
         --------                      ---------                  ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



            4500 Park Granada
          Calabasas, California                              91302
          ---------------------                              -----
          (Address of Principal                            (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

Filing of Form T-1.
-------------------

On October 31, 2002, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.                                   Description
     -----------                                   -----------

           25                                      Form T-1 Statement of
                                                   Eligibility under the Trust
                                                   Indenture Act of 1939, as
                                                   amended. (Certain exhibits to
                                                   Form T-1 are incorporated by
                                                   reference to Exhibit 25.1 of
                                                   Registration Statement on
                                                   Form S-3 of Household Finance
                                                   Corporation, filed on March
                                                   24, 2000 (File No.
                                                   333-33240)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWABS, INC.






                                                  By:    /s/ Celia Coulter
                                                         -----------------
                                                         Celia Coulter
                                                         Vice President


Dated: November 18, 2002


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EXHIBIT INDEX
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Exhibit          Description                                               Page
-------          -----------                                               ----

25               Form T-1 Statement of Eligibility under the               5
                 Trust Indenture Act of 1939, as amended.
                 (Certain exhibits to Form T-1 are
                 incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                 Household Finance Corporation, filed on
                 March 24, 2000 (File No. 333-33240)).